SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  December 27, 1996

        Trans-World  Insurance  Company  d/b/a  Educaid (as
        Seller) on behalf of ClassNotes Trust 1995-I
        (f/k/a Education Loan Alliance 1995-I).

        Trans-World Insurance Company d/b/a Educaid, as Seller
        (Exact name of registrant as specified in its charter)

         Arizona                 33-89200        86-0255348
(State or other                  (Commission     (IRS Employer
jurisdiction of incorporation)   File Number)    ID Number)


 3301 C Street, Suite 100-M, Sacramento, California       95816
 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                              (916) 446-5000


                  N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)  Exhibits

       Exhibit No.
          4.11 Fourth Terms Supplement, dated as of December 27, 1996, between Dauphin Deposit Bank and Trust Company, as Eligible Lender Trustee, and Bankers Trust Company, as Indenture Trustee.

          4.12      Third Trust Supplement, dated as of December
                    26, 1996, between Trans-World Insurance Company d/b/a Educaid and Dauphin Deposit Bank and Trust Company, as Eligible Lender Trustee.

          99.17 Third Supplemental Sale and Servicing Agreement, dated as of December 27, 1996, among Dauphin Deposit Bank and Trust Company, as Eligible Lender Trustee, Trans-World Insurance Company d/b/a Educaid, as Seller, Master Servicer and Administrator, and The Money Store Inc.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CLASSNOTES TRUST 1995-I
                                     (f/k/a EDUCATION LOAN ALLIANCE 1995-I)

                                     By:


                                     TRANS-WORLD INSURANCE COMPANY, Seller



                                     By:/s/ Morton Dear
                                        Name:  Morton Dear
                                        Title: Executive Vice President
                                               of Trans-World Insurance Company
                                               d/b/a Educaid



Dated: January 8, 1997

                                  EXHIBIT INDEX


Exhibit          Description of Exhibit                     Page No.

4.11           Fourth Terms Supplement, dated as of
               December 27, 1996, between Dauphin Deposit
               Bank and Trust Company, as Eligible Lender
               Trustee, and Bankers Trust Company, as Indenture
               Trustee. . . . . . . . . . . . . . . . . . . .

4.12           Third Trust Supplement, dated as of
               December 26, 1996, between Trans-World Insurance
               Company d/b/a Educaid and Dauphin Deposit
               Bank and Trust Company, as Eligible
               Lender Trustee. . . . . . . . . . . . . . . . .

99.17          Third Supplemental Sale and Servicing
               Agreement, dated as of December 27, 1996, among Dauphin Deposit Bank and Trust
               Company, as Eligible Lender Trustee,
               Trans-World Insurance Company d/b/a
               Educaid, as Seller, Master Servicer
               and Administrator, and The Money Store Inc. . .